UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza
1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Gerald J. Graves, President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland, Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31/2006

Date of reporting period:	01/01/2006 to 12/31/2006

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2006 through December 31, 2006 is filed herewith.

M FUND, INC.

Brandes International Equity Fund
Turner Core Growth Fund
Frontier Capital Appreciation Fund
Business Opportunity Value Fund

Annual Report
December 31, 2006

M Fund, Inc.

PRESIDENT’S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the “Company”) as presented in the following Annual Report dated December 31, 2006. Total net assets under management ended 2006 at $874 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the company for the year ended December 31, 2006, in addition to their outlook for 2007.

Sub-Advisers to the portfolios of the Company are: Brandes Investment Partners, LP for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and Iridian Asset Management LLC for the Business Opportunity Value Fund.

On behalf of the Company’s Board of Directors, M Financial Investment Advisers, Inc. and the Company’s participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our shareholders in the upcoming year.

Sincerely,

Gerald J. Graves
President
M Fund, Inc.

Brandes International Equity Fund

The Portfolio

In 2006, the Brandes International Equity Fund climbed 26.78%. During the same period, the MSCI EAFE Index was up 26.34%.

Advances for the Fund’s holdings in the diversified telecommunication services industry proved to be one of the key drivers to 2006’s positive performance results. Gains for positions within this industry, including BT Group (United Kingdom), Telefonica (Spain), and Portugal Telecom (Portugal), made some of the most significant contributions to returns. Securities based in the food & staples retailing, commercial banking, and pharmaceuticals industries also tended to have a positive influence on performance. Top performers from these industries included William Morrison Supermarkets (United Kingdom—food & staples retailing), ABN Amro (Netherlands—commercial banking), and Daiichi Sankyo (Japan—pharmaceuticals). Conversely, moderate declines for positions within the consumer finance industry detracted from performance.

Among countries, the Fund’s holdings domiciled in Europe, specifically in the United Kingdom, Germany, and the Netherlands, tended to have the most positive impact on returns. Some of the top- performing holdings based in these countries included Marks & Spencer (United Kingdom—multiline retail), Volkswagen (Germany—automobiles), and Ahold (Netherlands—food & staples retailing). Outside of Europe, Japanese-based holdings, such as Sony (household durables) and Fuji Photo Film (leisure equipment & products), also proved favorable to performance. Other top-performing positions during the period included Akzo Nobel (Netherlands—chemicals), Nestle (Switzerland—food products), and Electricite de France (France—electric utilities).

During the year, the Fund’s country and industry exposures shifted due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to South Korea and positions in the semiconductor & semiconductor equipment industry increased, while exposure to securities in the commercial banking industry declined. At the end of the period, the Fund retained its greatest exposure to the diversified telecom services industry and, with regard to countries, to Japan and the United Kingdom.

Overall, we believe the Fund remains well positioned to deliver favorable long-term results.

The Markets

In Europe, the Bank of England held interest rates steady during its December meeting, while the European Central Bank raised rates to 3.5%. Both France and the United Kingdom’s offices of national statistics reported rising consumer prices during the fourth quarter, raising concerns over increases in inflation. The German economy showed its resilience in 2006 as the Ifo Institute reported the strongest business confidence reading in 15 years. Gross domestic product (GDP) increased at the fastest rate in five years in France, and the fastest rate in two years in the United Kingdom.

In Asia, Japan’s Tankan survey also showed improving business confidence during the fourth quarter as the country’s jobless rate fell to an 8-year low and demand for Japanese exports increased. November data indicated that Japanese trade surplus gained $7.7 billion, driven by increases in exports to Europe and Asia. Simultaneously, consumer spending slowed as core consumer prices increased 0.2% from a year earlier. In July, the Bank of Japan raised interest rates for the first time in nearly six years.

Elsewhere, Brazil’s budget gap widened to a multi-year high as President Luiz Inacio Lula da Silva boosted spending. In Mexico, GDP growth was robust, with a growth rate of nearly 5% from the beginning of the year through the end of the third quarter.

Current Strategy

While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

As a bottom-up manager, we do not make top-down projections for sectors, industries, countries, economies, or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths and weaknesses, seeking to understand the nature of their businesses and estimate their long-term intrinsic values.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. In addition, international and emerging markets securities entail risk such as currency fluctuation and political instability. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

MSCI EAFE Index:   The MSCI EAFE Index is an unmanaged index that consists of equities from Europe, Australasia, and the Far East. The index is often used as a benchmark for international equity portfolios and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing.

MSCI Europe:   The MSCI Europe Index is an unmanaged index consisting of securities listed on exchanges in the major European countries, and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets Asia:   The MSCI Emerging Markets Asia Index is an unmanaged, float-weighted index consisting of securities listed on exchanges in developing nations throughout Asia and includes dividends, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

MSCI Emerging Markets Latin America:   The MSCI Emerging Markets Latin America Index is an unmanaged, float-weighted index consisting of securities listed on exchanges in developing nations throughout Latin America and includes dividends, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

MSCI country indices:   MSCI country indices consist of equities listed on exchanges in select developed and emerging markets around the world. For example, the MSCI United Kingdom Index consists of equities listed on exchanges in the United Kingdom. MSCI country indices include dividends and distributions, but do not reflect fees, brokerage commissions, or other expenses of investing.

Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment.

Brandes Investment Partners, L.P.

Investment Sub-Adviser to the Brandes International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

   ** 12/31/96 to 12/31/06

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALIA, FAR EAST INDEX

This index reflects the arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

Turner Core Growth Fund

In 2006, the Fund climbed 8.52%. During the same period, the Russell 1000 Growth was up 9.09%. The stock market, as represented by the S&P 500 Index, generated a robust total return of 15.79% in 2006. The beginning of 2006 was marked by the Federal Reserve’s continued interest-rate hikes, a slowing economy and slowing corporate earnings, high oil prices, and the threat of accelerating inflation. As a result, the S&P 500 Index gained only 3.34% during the first seven months of the year. However, in August the Fed kept its short-term federal-funds rate at 5.25%. Driven not only by the Fed’s rate lock, but also by stabilized oil prices (at about $60 a barrel), record merger-and-acquisition activity ($3.8 trillion in deals globally, according to Thomson Financial), continued strength in earnings (a 14.4% increase in S&P 500 companies’ profits from the previous year), and continued economic growth, the market rallied during the last five months of the year.

On a relative basis, four of the Fund’s eleven broad economic sectors outperformed the Index. On an absolute basis, nine of the Fund’s sectors recorded positive returns for the year, including the utilities/communication sector, which increased 30%. The Financials sector, our largest sector weighting, posted a 19% gain. The Technology sector, however, lost less than 1% for the period.

Excess return in the utilities sector was primarily due to our solid holdings in NII Holdings (+48%), America Movil, (+14%) and Comcast (+34%). NII Holdings provides wireless services in selected Latin American markets and benefited from an increase in adoption rates. Another wireless telecommunications company, American Movil, reported net subscriber additions ahead of expectations, with substantial growth in, Ecuador. The cable provider, Comcast, also had substantial gains. A potential key catalyst for Comcast in the future could be the introduction of wireless capabilities.

Goldman Sachs (+37%) was a main contributor for the financial sectors. The increase in its stock price is mainly attributable to capital market gains, rising advisory fees, and gains on proprietary investments. Goldman Sachs ended the year ahead of all competitors in both M&A and underwriting. They also experienced trading gains by fixed income, currency, and commodities (FICC). In addition, Goldman has also been actively buying back shares (50 million shares for $7.8B in 2006). Charles Schwab (+33%) also contributed to the increase in the financial sector. Although it experienced a modest slowdown in trading during the summer months, customer assets continued to rise at a healthy pace as cash deposits and fixed-income investing proved popular.

On a negative note, stock selection in technology companies led to the sector’s underperformance versus the benchmark. The biggest drags on performance were Marvell (-25%) and JDS Uniphase (-6%). During the second quarter, Marvell agreed to purchase Intel’s communication and application processor business for $600 million. While this may prove beneficial for Marvell long-term, we believe the stock may encounter near-term challenges such as increased costs resulting from organizational growth. JDS Uniphase Corporation is a provider of broadband and optical products and solutions. Although its test and measurement business fell short of expectations, we continue to hold the stock. We believe in the company’s optical component, new management team and its continued restructuring and plan to improve operating margins.

The consumer staples sector also underperformed Whole Foods Market’s stock price decreased during the year. While we believe the company is well positioned to benefit from longer-term secular growth in the natural and organic food “way-of-life”, the visibility going forward is clouded by increased expenses associated with their expansion and building larger stores.

We remain optimistic that over the next 12 months a recession will be avoided, although the economy may continue to slow. As the economy slows, the profitability of some companies is likely to falter but we believe that the stocks of companies able to keep achieving above-average growth should do well. In short, we anticipate that investors may be willing to pay a premium for superior earnings growth and bona fide growth stock. Overall, Wall Street analysts are projecting that corporate America’s earnings should continue to increase at a double-digit rate in 2007, although some say such a growth rate is unlikely. A combination of accelerating inflation and rising rates could slow corporate earnings and precipitate a recession—and in the process bring the bull market to a halt. However, we believe that during 2007 the economy will grow at a solid pace, inflation will be subdued, corporate earnings growth will increase and the stock market will have more gains in store.

Our emphasis is on owning stocks that we believe have the strongest earnings prospects. We currently favor shares of companies in the Internet, hotel, brokerage, investment-exchange, financial-transaction-processing, airline, coal, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

The views expressed represent the opinions of Turner Investment Partners and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. There can be no guarantee that Turner will select and hold any particular security for its client portfolios. Earnings growth may not result in an increase in share price. Past performance is no guarantee of future results. Holdings are subject to change and should not be considered as recommendations.

Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please not that all indices are unmanaged, do not incur expenses, and are not available for direct investment.

Turner Investment Partners, Inc.
Investment Sub-Adviser to the Turner Core Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE TURNER CORE GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX

The Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

   ** 12/31/96 to 12/31/06

RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FRONTIER CAPITAL APPRECIATION FUND

For the quarter and the year ended December 31, 2006, the Frontier Capital Appreciation Fund returned 6.5% and 16.3% respectively.

The Russell 2500 Index finished the year with a very strong fourth quarter, rising 8.7%, resulting in a total return of 16.2% for the year. While the Fund did not keep up with the benchmark index in the fourth quarter, we are pleased to report that the Fund outperformed the Index for the year. During the past three months, most broad U.S. stock indexes continued to rise. The trends of the quarter were similar to that of the year as a whole: small cap stocks outperformed large cap stocks while value stocks outperformed growth stocks. Small and mid cap stocks have out performed large cap stocks for the past eight years.

The outperformance for the year can be attributed to positive stock selection, most notably in the Technology and Materials & Processing sectors. Top performers from these sectors were MEMC Electronic Materials Inc. and Delta & Pine Land Co. Six of the top ten performing stocks for the year were from these two sectors. Other positively performing stocks include RTI Int’l Metals Inc., Sonus Networks Inc., Amdocs Ltd., and Macrovision Corp. The primary reason for our trailing the index during the fourth quarter can be attributed to the performance of our health care stocks. Collectively the companies we own in this sector generated a negative contribution of 100 basis points.

Looking forward we expect the economy to slow but not enter recession. We also expect inflationary pressures to continue to ease somewhat. This combination should keep short-term rates from rising. In fact, we believe that the Fed may lower rates in 2007. Given these conditions PE multiples may expand from current levels. This multiple expansion should help to offset pressures from lower corporate profit growth.

With the economy slowing, secular growth companies should do well. Two sectors with strong secular growth fundamentals include technology and health care. Technology represents our most overweight position. Technology stocks in the Russell 2500 Index have underperformed the benchmark for each of the last three years. We believe conditions are right for this to reverse in 2007. We believe that the low level of investment in technology as a share of overall investment spending suggests pent up demand for technology goods, particularly as productivity growth slows.

We also enter 2007 with a meaningful overweight position in health care. We believe that health care earnings will prove resilient to the overall slowdown in corporate profits, as this group is less sensitive to the economic cycle. We have increased our weighting in this sector from 15% one year ago to approximately 19% today. This compares to a current weighting of 10% for the Russell 2500 Index.

Finally, as has been the case for the past several years, the Fund is overweight in the materials & processing sector. Stocks in this sector have benefited from a strong global economy. While we believe that commodity prices will continue to correct in the near term, strong global demand for industrial materials and commodities is a long-term trend that we believe will be persistent over the next several years. As a result, while we have reduced our weighting in this sector during the past year, we continue to remain overweight.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Please note that all indices are unmanaged and are not available for direct investment.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the Frontier Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The Fund’s total return is calculated net of Investment Advisory fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

   ** 12/31/96 to 12/31/06

RUSSELL 2500 INDEX

The Russell 2500 Index is comprised of the 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BUSINESS OPPORTUNITY VALUE FUND

The Portfolio

On a relative basis, the Business Opportunity Value Fund gained 13.89% during calendar year 2006 versus a 22.21% increase in the Russell 1000 Value Index.

The financial services, consumer discretionary and utilities sectors contributed the most to the Fund’s performance. For the year, financial services stocks added 4.4% to the Fund driven by the strong stock performance of Merrill Lynch and J.P. Morgan Chase, which gained 38.8% and 25.4%, respectively. The overweight and strong stock performance in consumer discretionary stocks (the benchmark’s 3rd best performing sector) contributed 3.6% to the Fund and was led by MGM Mirage’s gain of 51.7%. Exposure to utilities (the benchmark’s 2nd best performing sector) added 1.9% to the Fund. China Mobile and America Movil SA were major drivers of performance in this sector as gained more than 50% for the year. Other strong performers included Hewlett-Packard and General Dynamics (both Technology), Precision Castparts (materials & processing), Guidant (health care), and Boeing (producer durables).

Conversely, the Fund’s underperformance relative to the benchmark was primarily attributable to the average overweighting (20.9% versus 6.8%) and weak stock performance in the Health Care sector as these stocks lost 3.0% for the year compared to a 14.4% increase in the benchmark. Of the bottom five performing stocks, Boston Scientific, Amgen and UnitedHealth Group were all health care stocks, whereas the other two were Corning (Technology) and Tyco International (Other/Multi-sector). The Fund was also negatively impacted by its average underweighting (1.5% versus 10.9%) in integrated oils stocks (the benchmark’s best performing sector).

The Markets

As we enter 2007 we confront a variety of complex cross-currents of economic, geopolitical and financial dynamics. Most importantly for us, from an investment perspective, is that underlying inflationary pressures appear contained and to have cyclically abated. With commodity prices weakening, the economy slowing under the drag of the significant decline in residential construction and general weakness in the overall housing market, we believe the inflation outlook remains stable. This consensus view was largely reflected in the dramatic stock market recovery that began this past fall. Market participants became comfortable with the view that the Fed had completed a multi-year rate hike cycle after 17 consecutive quarter point increases, and will adopt of a rate cutting mode by the first half of 2007.

Although inflationary pressures seem to have crested and the Fed appears finished raising rates for this cycle, we believe that economic activity will remain sufficiently robust to prevent any easing in monetary conditions for the next several quarters. Despite the deteriorating housing sector, employment trends and consumption remain strong, corporate profits continue to grow (at albeit a declining rate), and global economic conditions continue to promote higher levels of economic activity. Further, the tightness of domestic labor markets and continued resilience of consumers leave the Fed with little room to maneuver. The current economic acceleration notwithstanding, we believe the lagged effect of past rate hikes, the inverted yield curve, declining housing prices and mortgage equity withdrawals and deceleration in corporate earnings growth rates should be expected to result in a moderation of economic growth as we move through the year. We do not as this point, anticipate conditions deteriorating to the degree that would precipitate or justify the beginning of a rate cutting cycle.

We believe that corporate earnings and fundamental developments should then drive equity market performance. Volatility could be further exaggerated by unpredictable swings in commodity prices, which we recently witnessed when last spring when crude reached nearly $80 per barrel and is now testing $50. Despite these temporary vagaries, economic fundamentals remain sound and valuations generally attractive. The actions of private equity investors as well as strategic buyers attest to the ample liquidity in the global financial system, the health of corporate balance sheets and the confidence in the economic outlook.

We continue to identify attractive investment opportunities and our portfolios are dominated by companies engaged in strategic restructurings, significant share repurchases business combinations and other corporate activity which has traditionally driven our investment returns. With the Fed expected to be in neutral mode, financial markets remaining liquid and valuations continuing to be attractive, we expect 2007 to be a generally good year for domestic equity market returns. Despite a confusing economic transitional period, and domestic and global political developments challenging an otherwise positive financial landscape, we believe that the return trend should remain positive.

Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. The information provided in his material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please not that all indices are unmanaged, do not incur expenses, and are not available for direct investment.

Iridian Asset Management LLC
Investment Sub-Adviser to Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX

The Fund’s total return is calculated net of Investment Advisory fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*       Inception date is February 1, 2002

**    2/1/02 to 12/31/06

RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Securities with lower price to-book ratios and lower forecasted growth values.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2006

Shares		Value (Note 1)
	FOREIGN COMMON STOCKS—95.9%
	Bermuda—1.3%
203,083	Tyco International, Ltd.	$6,173,723
	Brazil—1.2%
319,900	Centrais Eletricas Brasileiras SA, SP ADR	3,827,572
56,717	Contax Participacoes SA, ADR	52,066
1,117	Tele Norte Leste Participacoes SA, ADR	16,666
55,600	Telecomunicacoes Brasileiras SA, ADR	1,706,364
35,727	Vivo Participacoes SA, ADR	146,481
		5,749,149
	Canada—2.9%
1,468,729	Bombardier, Inc., Class B*†	4,979,811
349,940	Nortel Networks Corp.*†	9,353,896
		14,333,707
	France—9.3%
914,300	Alcatel Lucent†	13,156,942
108,810	Carrefour SA	6,599,325
9,390	Carrefour SA 144A²	569,503
458,800	France Telecom SA	12,689,578
26,000	France Telecom SA 144A²	719,113
134,727	Sanofi-Aventis*	12,474,503
		46,208,964
	Germany—8.6%
165,301	DaimlerChrysler AG	10,213,182
251,800	Deutsche Post AG	7,592,617
856,200	Deutsche Telekom AG	15,644,117
28,900	Hypo Real Estate Holding	1,821,461
176,500	Infineon Technologies AG	2,488,603
332,800	Infineon Technologies AG 144A*²	4,692,392
		42,452,372
	Italy—4.7%
629,780	Banca Intesa SpA	4,863,898
2,631,990	Telecom Italia Savings Shares	6,678,476
1,485,438	Telecom Italia SpA	4,490,862
809,200	UniCredito Italiano SpA	7,093,551
		23,126,787
	Japan—21.1%
97,500	Aiful Corp.	2,744,633

Shares		Value (Note 1)
	Japan (Continued)
398,000	Dai Nippon Printing Co., Ltd.	$6,147,002
243,038	Daiichi Sankyo Co., Ltd.	7,597,171
243,800	Fuji Photo Film Co., Ltd.	10,017,915
1,522,000	Hitachi, Ltd.	9,489,719
191,700	Millea Holdings, Inc. Tokyo	6,765,598
771	Mitsubishi UFJ Financial Group, Inc.	9,523,717
685,000	Mitsui Sumitomo Insurance Co., Ltd.	7,494,391
1,882	Nippon Telegraph & Telephone Corp.†	9,267,274
15,200	Nippon Telegraph & Telephone Corp., ADR	376,808
94,000	Ono Pharmaceutical Co., Ltd.	4,960,464
71,100	Rohm Co., Ltd.	7,079,829
181,200	Sony Corp.	7,765,388
209,000	Taisho Pharmaceutical Co., Ltd.†	3,802,235
121,100	Takeda Pharmaceutical Co., Ltd.	8,313,827
76,090	Takefuji Corp.	3,011,503
		104,357,474
	Mexico—1.0%
182,100	Telefonos de Mexico SA de CV, Class L, SP ADR†	5,142,504
	Netherlands—12.8%
310,190	ABN AMRO Holding NV	9,971,638
397,514	Aegon NV	7,578,083
158,900	Akzo Nobel NV	9,693,924
1,189,566	Koninklijke Ahold NV*	12,657,948
543,900	STMicroelectronics NV	10,103,059
322,482	Unilever NV CVA	8,812,833
159,647	Wolters Kluwer NV	4,592,590
		63,410,075
	New Zealand—0.5%
680,035	Telecom Corp. of New Zealand, Ltd.†	2,327,360
	Portugal—1.3%
507,708	Portugal Telecom SA	6,595,517
	Singapore—1.7%
360,736	DBS Group Holdings, Ltd.	5,314,797
143,105	Jardine Matheson Holdings, Ltd.	3,062,447
		8,377,244

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

Shares		Value (Note 1)
	South Korea—5.3%
260,000	Korea Electric Power Corp., SP ADR*†	$5,904,600
115,900	KT Corp., SP ADR*†	2,938,065
85,500	LG Electronics, Inc.*	5,056,452
10,900	Samsung Electronics Co Ltd.	7,184,624
193,177	SK Telecom Co., Ltd., ADR†	5,115,327
		26,199,068
	Spain—2.4%
564,783	Telefonica SA	12,019,499
502	Telefonica SA, ADR	32,002
		12,051,501
	Switzerland—4.8%
40,200	Nestle SA, Registered	14,281,753
16,540	Swisscom AG†	6,259,497
11,035	Zurich Financial Services AG	2,969,708
		23,510,958
	United Kingdom—16.9%
585,300	British Sky Broadcasting Group Plc	5,983,738

Shares		Value (Note 1)
	United Kingdom (Continued)
1,785,473	BT Group Plc	$10,542,999
744,800	Compass Group Plc	4,230,203
402,407	GlaxoSmithKline Plc	10,592,254
289,603	Invensys Plc	1,561,184
253,408	Invensys Plc 144A*²	1,366,065
3,435,100	ITV Plc	7,164,940
927,187	J Sainsbury Plc	7,431,553
672,638	Marks & Spencer Group Plc	9,445,482
542,900	Standard Life Plc 144A*²	3,144,620
335,275	Unilever Plc	9,376,763
2,567,701	Wm. Morrison Supermarkets Plc	12,798,404
		83,638,205
	Venezuela—0.1%
20,180	Compania Anonima Nacional Telefonos de Venezuela (CANTV), ADR	395,326
	TOTAL FOREIGN COMMON STOCKS (Cost $372,350,073)	474,049,934

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—9.4%
$11,602,553	American Beacon Funds (Money Market)††	5.215%	01/02/2007	$ 11,602,553
2,413,646	Bank of America Corp. (Bank Note)††	5.270%	01/09/2007	2,413,646
11,602,553	BGI Institutional Money Market Fund††	5.252%	01/02/2007	11,602,553
2,413,646	Calyon (Eurodollar Term)††	5.300%	02/05/2007	2,413,646
11,602,553	Merrill Lynch & Company Repurchase Agreement dated December 29, 2006, due January 2, 2007 with a maturity amount of $11,609,389 collateralized by various government debt obligations with aggregate market value of $11,945,582.††	5.303%	01/02/2007	11,602,553
6,775,260	Svenska Handlebanken (Eurodollar Overnight)††	5.250%	01/02/2007	6,775,260
	TOTAL SHORT-TERM INVESTMENTS—(Cost $46,410,211)			46,410,211
	TOTAL INVESTMENTS AT MARKET VALUE—105.3% (Cost $418,760,284)			520,460,145
	Other Liabilities in Excess of Assets—(5.3%)			(26,065,906)
	NET ASSETS—100.0%			$ 494,394,239

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*                     Non-income producing security

†                     Denotes all or a portion of security on loan (Note 1).

²                 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††               Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

At December 31, 2006, industry sector diversification of the Brandes International Equity Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Diversified Telecommunication Services	19.9%
Pharmaceuticals	9.6%
Food & Staples Retailing	8.1%
Commercial Banks	7.4%
Food Products	6.6%
Semiconductors & Semiconductor Equipment	6.3%
Insurance	5.6%
Communications Equipment	4.6%
Media	3.6%
Household Durables	2.6%
Automobiles	2.1%
Leisure Equipment & Products	2.0%
Electric Utilities	2.0%
Chemicals	2.0%
Electronic Equipment & Instruments	1.9%
Multiline Retail	1.9%
Air Freight & Logistics	1.5%
Commercial Services & Supplies	1.2%
Industrial Conglomerates	1.3%
Consumer Finance	1.2%
Wireless Telecommunication Services	1.0%
Aerospace & Defense	1.0%
Hotels Restaurants & Leisure	0.9%
Diversified Financial Services	0.6%
Machinery	0.6%
Thrifts & Mortgage Finance	0.4%
Short-Term Investments	9.4%
105.3%

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2006

Shares		Value (Note 1)
	COMMON STOCKS—97.4%
	Airlines—1.1%
33,580	UAL Corp.*	$1,477,520
	Banking—4.4%
45,890	American Express Co.	2,784,146
21,600	Banco Bilbao Vizcaya, SP ADR	519,696
71,130	Wells Fargo & Co.	2,529,383
		5,833,225
	Beverages, Food & Tobacco—3.7%
69,680	Archer-Daniels-Midland Co.	2,226,973
42,410	Pepsico, Inc.	2,652,745
		4,879,718
	Casinos/Gaming—1.1%
16,300	Las Vegas Sands Corp.*	1,458,524
	Chemicals—1.4%
34,060	Monsanto Co.	1,789,172
	Commercial Services—1.7%
18,610	Akamai Technologies, Inc.*†	988,563
22,620	Celgene Corp.*†	1,301,329
		2,289,892
	Communication Services—1.1%
24,440	Leap Wireless International, Inc.*	1,453,447
	Communications—2.1%
35,020	Crown Castle International Corp.*	1,131,146
16,660	Network Appliance, Inc.*	654,405
45,680	Nokia Oyj, SP ADR	928,218
		2,713,769
	Computer Software & Processing—6.3%
20,050	Electronic Arts, Inc.*	1,009,718
21,510	Fiserv, Inc.*	1,127,554
9,830	Google, Inc., Class A*	4,526,518
28,290	Salesforce.com, Inc.*†	1,031,170
15,700	SanDisk Corp.*	675,571
		8,370,531
	Computers & Information—7.6%
26,690	Apple Computer, Inc.*	2,264,380

Shares		Value (Note 1)
	Computers & Information (Continued)
139,110	Cisco Systems, Inc.*	$3,801,876
55,770	Dell, Inc.*	1,399,269
38,520	International Game Technology	1,779,624
156,630	Sun Microsystems, Inc.*	848,935
		10,094,084
	Cosmetics & Personal Care—3.8%
23,780	Colgate-Palmolive Co.	1,551,407
54,660	Procter & Gamble Co. (The)	3,512,998
		5,064,405
	Electrical Equipment—4.3%
151,844	General Electric Co.	5,650,115
	Electronics—6.8%
35,740	Broadcom Corp., Class A*	1,154,759
7,220	Harman International Industries, Inc.	721,350
49,443	JDS Uniphase Corp.*†	823,720
43,420	KLA-Tencor Corp.†	2,160,145
31,960	NVIDIA Corp.*	1,182,840
5,350	Siemens AG, Sponsored ADR	527,242
25,830	Sunpower Corp., Class A*†	960,101
50,830	Texas Instruments, Inc.	1,463,904
		8,994,061
	Financial Institutions—1.7%
10,160	Greenhill & Co., Inc.†	749,808
13,390	IntercontinentalExchange Inc.*	1,444,781
		2,194,589
	Financial Services—12.8%
133,740	Charles Schwab Corp. (The)	2,586,532
5,010	Chicago Mercantile Exchange, Inc.	2,553,847
17,280	Goldman Sachs Group, Inc.	3,444,768
62,280	Mellon Financial Corp.†	2,625,102
30,400	Nasdaq Stock Market, Inc.*†	936,016
52,150	T. Rowe Price Group, Inc.	2,282,605
40,790	UBS AG	2,460,861
		16,889,731
	Food and Beverage Products—0.4%
13,400	McCormick & Co., Inc.	516,704

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

Shares		Value (Note 1)
	Food Retailers—0.9%
32,430	Starbucks Corp.*	$1,148,671
	Heavy Machinery—3.5%
32,390	Cameron International Corp.*	1,718,289
12,850	Deere & Co.	1,221,650
28,520	National-Oilwell Varco, Inc.*	1,744,854
		4,684,793
	Insurance—0.4%
24,140	Covanta Holding Corp.*	532,046
	Media—1.4%
84,720	News Corp., Class A	1,819,786
	Media—Broadcasting & Publishing—1.8%
56,340	Comcast Corp., Class A*	2,384,872
	Medical and Health Tech Services—1.4%
8,810	Covance, Inc.*	518,997
29,380	Thermo Fisher Scientific, Inc.*	1,330,620
		1,849,617
	Medical Supplies—3.5%
32,270	Applera Corp.-Applied Biosystems Group	1,183,986
39,790	Baxter International, Inc.	1,845,858
5,890	Intuitive Surgical, Inc.*†	564,851
20,490	Roper Industries, Inc.	1,029,418
		4,624,113
	Metals—1.4%
17,750	Cameco Corp.	717,988
13,740	Precision Castparts Corp.	1,075,567
		1,793,555
	Mining—0.6%
13,630	Freeport-McMoran Copper & Gold, Inc., Class B†	759,600
	Oil & Gas—4.6%
39,190	Occidental Petroleum Corp.	1,913,648
30,000	Schlumberger, Ltd.	1,894,800

Shares		Value (Note 1)
	Oil & Gas (Continued)
48,053	XTO Energy, Inc.	$2,260,894
		6,069,342
	Oil Services—2.9%
17,930	Novartis AG, ADR	1,029,899
15,910	Petroleo Brasileiro S.A., ADR	1,638,571
19,970	Shire PLC, SP ADR	1,233,347
		3,901,817
	Pharmaceuticals—4.9%
34,310	Abbott Laboratories	1,671,240
13,970	Allergan, Inc.	1,672,768
28,730	Gilead Sciences, Inc.*	1,865,439
14,840	Roche Holding AG, SP ADR	1,328,147
		6,537,594
	Real Estate—1.0%
39,190	CB Richard Ellis Group, Inc., Class A*	1,301,108
	Retailers—0.5%
9,600	Nutri/System, Inc.*†	608,544
	Telephone Systems—4.6%
32,320	Global Payments, Inc.	1,496,416
40,990	NII Holdings, Inc., Class B*†	2,641,396
98,760	Time Warner Telecom, Inc., Class A*†	1,968,287
		6,106,099
	Textiles, Clothing & Fabrics—1.8%
32,170	Coach, Inc.*	1,382,023
12,730	Polo Ralph Lauren Corp.	988,612
		2,370,635
	Transportation—1.0%
32,090	CH Robinson Worldwide, Inc.†	1,312,160
	Water Companies—0.9%
49,643	Aqua America, Inc.†	1,130,868
	TOTAL COMMON STOCKS (Cost $113,185,771)	128,604,707

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—9.7%
$3,203,652	American Beacon Funds (Money Market)††	5.215%	01/02/2007	$3,203,652
666,447	Bank of America Corp. (Bank Note)††	5.270%	01/09/2007	666,447
3,203,652	BGI Institutional Money Market Fund††	5.252%	01/02/2007	3,203,652
666,447	Calyon (Eurodollar Term)††	5.300%	02/05/2007	666,447
3,203,652	Merrill Lynch & Company Repurchase Agreement dated December 29, 2006, due January 2, 2007 with a maturity amount of $3,205,514 collateralized by various government debt obligations with aggregate market value of $3,298,368.††	5.303%	01/02/2007	3,203,652
1,870,759	Svenska Handlebanken (Eurodollar Overnight)††	5.250%	01/02/2007	1,870,759
	TOTAL SHORT-TERM INVESTMENTS—(Cost $12,814,609)			12,814,609
	TOTAL INVESTMENTS AT MARKET VALUE—107.1% (Cost $126,000,380)			141,419,316
	Other Liabilities in Excess of Assets—(7.1%)			(9,373,340)
	NET ASSETS—100.0%			$132,045,976

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*                     Non-income producing security

†                     Denotes all or a portion of security on loan (Note 1).

††               Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

At December 31, 2006, industry sector diversification of the Turner Core Growth Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Basic Materials	3.4%
Communications	11.0%
Consumer Cyclical	4.5%
Consumer Non-Cyclical	20.3%
Energy	7.5%
Financial	20.3%
Industrial	8.8%
Technology	20.7%
Utilities	0.9%
Short-Term Investments	9.7%
Total	107.1%

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS
December 31, 2006

Shares		Value (Note 1)
	COMMON STOCKS—91.3%
	Aerospace & Defense—1.3%
33,050	Goodrich Corp.	$1,505,427
45,490	Orbital Sciences Corp.*	838,836
		2,344,263
	Automotive—3.3%
27,500	Autoliv, Inc.	1,658,250
41,700	CarMax, Inc.*	2,236,371
45,000	Navistar International Corp.*	1,504,350
9,000	Oshkosh Truck Corp.	435,780
		5,834,751
	Banking—0.4%
25,900	Capitalsource, Inc., REIT†	707,329
	Beverages, Food & Tobacco—0.5%
41,200	Hercules, Inc.*	795,572
	Business Services—1.6%
85,300	Cv Therapeutics, Inc.*†	1,190,788
119,800	Harris Interactive, Inc.*	603,792
38,800	Providence Service Corp.*†	975,044
		2,769,624
	Chemicals—1.4%
14,200	Cabot Microelectronics Corp.*†	481,948
91,500	Chemtura Corp.	881,145
9,400	FMC Corp.	719,570
24,200	US BioEnergy Corp.*	411,400
		2,494,063
	Coal—0.3%
22,300	Massey Energy Co.	518,029
	Commercial Services—8.9%
35,000	AMN Healthcare Services, Inc.*	963,900
25,200	Clean Harbors, Inc.*	1,219,932
25,220	EGL, Inc.*	751,052
25,340	Fluor Corp.	2,069,011
18,740	Jacobs Engineering Group, Inc.*	1,528,060
27,900	Magellan Health Services, Inc.*	1,205,838
45,100	Omnicare, Inc.†	1,742,213
16,200	Portfolio Recovery Associates, Inc.*†	756,378
212,200	Regeneration Technologies, Inc.*	1,243,492
33,400	Republic Services, Inc.	1,358,378
15,240	Ritchie Bros. Auctioneers, Inc.	815,950

Shares		Value (Note 1)
	Commercial Services (Continued)
61,800	Sotheby’s Holdings, Inc., Class A†	$1,917,036
		15,571,240
	Communication Services—0.6%
22,200	Ciena Corp.*	615,162
19,800	Global Crossing, Ltd.*†	486,090
		1,101,252
	Communications—5.8%
24,000	Andrew Corp.*†	245,520
16,720	Arris Group, Inc.*	209,167
26,542	Avid Technology, Inc.*†	988,955
68,400	Broadwing Corp.*	1,068,408
83,800	C-COR, Inc.*	933,532
98,400	Harmonic, Inc.*	715,368
8,260	Harris Corp.	378,804
27,100	Itron, Inc.*†	1,404,864
314,900	Mindspeed Technologies, Inc.*	601,459
23,200	Polycom, Inc.*	717,112
87,800	Seachange International, Inc.*	897,316
296,920	Sonus Networks, Inc.*†	1,956,703
		10,117,208
	Computer Software—2.0%
64,200	Amdocs, Ltd.*	2,487,750
33,700	Manhattan Associates, Inc.*	1,013,696
		3,501,446
	Computer Software & Processing—4.8%
79,400	BEA Systems, Inc.*	998,852
19,060	CheckFree Corp.*	765,450
24,800	Cognex Corp.	590,736
73,100	Eclipsys Corp.*	1,502,936
41,200	Electronics for Imaging, Inc.*	1,095,096
39,000	Gerber Scientific, Inc.*	489,840
32,070	Perot Systems Corp., Class A*	525,627
42,300	SafeNet, Inc.*	1,012,662
15,700	Synopsys, Inc.*	419,661
26,700	WebEx Communications, Inc.*	931,563
		8,332,423
	Computers & Information—2.6%
36,450	Diebold, Inc.†	1,698,570

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

Shares		Value (Note 1)
	Computers & Information (Continued)
35,800	Global Imaging Systems, Inc.*	$785,810
25,600	Komag, Inc.*†	969,728
55,200	Western Digital Corp.*	1,129,392
		4,583,500
	Containers & Packaging—2.2%
182,300	Crown Holdings, Inc.*	3,813,716
	Electric Utilities—0.4%
54,700	Citizens Communications Co.	786,039
	Electronics—13.5%
74,500	Actel Corp.*	1,352,920
37,190	Anaren, Inc.*	660,494
34,000	ATMI, Inc.*	1,038,020
47,700	Cree, Inc.*†	826,164
19,700	Cymer, Inc.*	865,815
22,350	Cypress Semiconductor Corp.*†	377,044
46,600	Fairchild Semiconductor International, Inc.*	783,346
11,300	Franklin Electric Co Inc.	580,707
337	Gemstar-TV Guide International, Inc.*	1,351
9,900	Harman International Industries, Inc.	989,109
20,200	Hutchinson Technology, Inc.*†	476,114
73,520	Integrated Device Technology, Inc.*	1,138,090
26,375	JDS Uniphase Corp.*†	439,407
83,800	MEMC Electronic Materials, Inc.*	3,279,932
34,160	Mercury Computer Systems, Inc.*	456,378
54,000	Microsemi Corp.*	1,061,100
56,240	National Semiconductor Corp.	1,276,648
27,300	Netlogic Microsystems, Inc.*	592,137
118,600	PMC-Sierra, Inc.*†	795,806
40,900	Power-One, Inc.*	297,752
41,200	RF Micro Devices, Inc.*	279,748
18,100	Rogers Corp.*	1,070,615
12,200	Saifun Semiconductors, Ltd.*	226,920
29,900	Semtech Corp.*	390,793
17,400	Silicon Laboratories, Inc.*†	602,910
17,800	SiRF Technology Holdings, Inc.*†	454,256
193,070	Skyworks Solutions, Inc.*	1,366,936
28,300	Teradyne, Inc.*†	423,368
21,785	Trimble Navigation, Ltd.*	1,105,153
27,785	Zoran Corp.*	405,105
		23,614,138

Shares		Value (Note 1)
	Entertainment & Leisure—1.8%
65,100	Macrovision Corp.*	$1,839,726
20,700	NetFlix, Inc.*†	535,302
146,100	TiVo, Inc.*†	748,032
		3,123,060
	Financial Services—1.7%
56,470	E*Trade Financial Corp.*	1,266,057
48,200	MarketAxess Holdings, Inc.*†	654,074
39,600	Waddell & Reed Financial, Inc., Class A	1,083,456
		3,003,587
	Forest Products & Paper—1.5%
49,600	Bowater, Inc.†	1,116,000
42,844	Longview Fibre Co.	940,426
50,420	Smurfit-Stone Container Corp.*	532,435
		2,588,861
	Health Care Providers—4.0%
56,000	Cross Country Healthcare, Inc.*	1,221,920
21,440	Express Scripts, Inc.*	1,535,104
197,400	Hooper Holmes, Inc.*	653,394
34,050	Matria Healthcare, Inc.*†	978,256
24,000	Pediatrix Medical Group, Inc.*	1,173,600
23,600	Radiation Therapy Services, Inc.*†	743,872
66,300	VistaCare, Inc., Class A*	672,945
		6,979,091
	Heavy Machinery—4.2%
87,620	Chicago Bridge & Iron Co., NV	2,395,531
23,000	Intermec, Inc.*†	558,210
25,200	Kadant, Inc.*	614,376
41,800	Kaydon Corp.	1,661,132
13,600	National-Oilwell Varco, Inc.*	832,048
27,600	Pall Corp.	953,580
11,900	Pentair, Inc.	373,660
		7,388,537
	Home Construction, Furnishings & Appliances—0.8%
55,400	Digital Theater Systems, Inc.*	1,340,126
	Insurance—0.5%
36,100	Montpelier Re Holdings, Ltd.	671,821
6,900	Onebeacon Insurance Group, Ltd.*	193,200
		865,021

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

Shares		Value (Note 1)
	Medical and Health Tech Services—2.8%
12,500	Cooper Companies, Inc.	$556,250
17,600	DaVita, Inc.*	1,001,088
75,900	Genomic Health, Inc.*	1,411,740
53,000	ICON Plc, ADR*	1,998,100
		4,967,178
	Medical Supplies—4.5%
24,800	Advanced Medical Optics, Inc.*†	872,960
88,300	Cyberonics, Inc.*†	1,822,511
154,000	Dexcom, Inc.*†	1,518,440
37,800	Intralase Corp.*†	845,964
8,460	Millipore Corp.*	563,436
35,980	STERIS Corp.	905,617
57,500	Wright Medical Group, Inc.*	1,338,600
		7,867,528
	Medical & Bio-Technology—0.8%
45,300	Pharmaceutical Product Development, Inc.	1,459,566
	Metals—2.4%
25,200	Brush Engineered Materials*	851,004
93,900	Couer D’alene Mines Corp.*	464,805
87,200	Hecla Mining Co.*	667,952
11,200	Hubbell, Inc., Class B	506,352
22,100	RTI International Metals, Inc.*†	1,728,662
		4,218,775
	Mining—0.7%
21,100	Freeport-McMoran Copper & Gold, Inc., Class B†	1,175,903
	Oil & Gas—5.5%
30,300	Core Laboratories NV*†	2,454,300
17,811	ENSCO International, Inc.	891,619
9,700	GlobalSantaFe Corp.	570,166
35,200	InterOil Corp.*†	1,066,208
17,580	Noble Corp.	1,338,717
151,060	Talisman Energy, Inc.	2,566,509
9,900	Transocean, Inc.*	800,811
		9,688,330

Shares		Value (Note 1)
	Pharmaceuticals—1.8%
31,444	Charles River Laboratories International, Inc.*	$1,359,953
64,300	Momenta Pharmaceuticals, Inc.*†	1,011,439
29,680	Parexel International Corp.*	859,830
		3,231,222
	Restaurants—1.2%
21,000	Cheesecake Factory (The)*	516,600
11,200	Panera Bread Co.*†	626,192
46,000	Triarc Cos., Class B	920,000
		2,062,792
	Retailers—1.5%
60,840	Dollar Tree Stores, Inc.*	1,831,284
63,300	ValueVision Media, Inc., Class A*	831,762
		2,663,046
	Telephone Systems—2.2%
47,600	ADTRAN, Inc.	1,080,520
15,400	Global Payments, Inc.	713,020
129,000	Level 3 Communications, Inc.*†	722,400
20,900	NII Holdings, Inc., Class B*†	1,346,796
		3,862,736
	Textiles, Clothing & Fabrics—0.9%
27,200	Albany International Corp., Class A	895,152
38,700	Quiksilver, Inc.*	609,525
		1,504,677
	Transportation—2.9%
33,600	Kansas City Southern*†	973,728
45,600	Kirby Corp.*	1,556,328
38,100	Landstar System, Inc.	1,454,658
38,360	Swift Transportation Co., Inc.*	1,007,717
		4,992,431
	TOTAL COMMON STOCKS (Cost $114,204,310)	159,867,060

Expiration Date
RIGHTS—0.0%
9,800	Veritas Software Corp., Rights* (Cost $0)	N/A	0

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—19.6%
$8,587,616	American Beacon Funds (Money Market)††	5.215%	01/02/2007	$8,587,616
1,786,458	Bank of America Corp. (Bank Note)††	5.270%	01/09/2007	1,786,458
8,587,616	BGI Institutional Money Market Fund††	5.252%	01/02/2007	8,587,616
1,786,458	Calyon (Eurodollar Term)††	5.300%	02/05/2007	1,786,458
8,587,617	Merrill Lynch & Company Repurchase Agreement dated December 29, 2006, due January 2, 2007 with a maturity amount of $8,592,677 collateralized by various government debt obligations with aggregate market value of $8,841,509.††	5.303%	01/02/2007	8,587,617
5,014,701	Svenska Handlebanken (Eurodollar Overnight)††	5.250%	01/02/2007	5,014,701
	TOTAL SHORT-TERM INVESTMENTS—(Cost $34,350,466)			34,350,466
	TOTAL INVESTMENTS AT MARKET VALUE—110.9% (Cost $148,554,776)			194,217,526
	Other Liabilities in Excess of Assets—(10.9%)			(19,095,433)
	NET ASSETS—100.0%			$175,122,093

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

*                     Non-income producing security

†                     Denotes all or a portion of security on loan (Note 1).

††               Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

At December 31, 2006, industry sector diversification of the Frontier Capital Appreciation Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Basic Materials	4.5%
Communications	8.6%
Consumer Cyclical	8.3%
Consumer Non-Cyclical	26.1%
Energy	5.8%
Financial	2.6%
Industrial	12.1%
Technology	22.9%
Utilities	0.4%
Short-Term Investments	19.6%
Total	110.9%

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund
PORTFOLIO OF INVESTMENTS
December 31, 2006

Shares		Value (Note 1)
	COMMON STOCKS—88.7%
	Aerospace & Defense—8.1%
27,450	Boeing Co.	$2,438,658
26,200	General Dynamics	1,947,970
16,000	Textron, Inc.	1,500,320
		5,886,948
	Banking—6.2%
36,790	Bank of America Corp.	1,964,218
40,650	U.S. Bancorp	1,471,123
23,600	Washington Mutual, Inc.	1,073,564
		4,508,905
	Casinos/Gaming—2.0%
17,400	Harrah’s Entertainment, Inc.	1,439,328
	Communication Services—4.0%
36,800	Alcatel Lucent†	523,296
16,800	Liberty Capital, Series A*	1,646,064
33,800	Liberty Interactive, Series A*	729,066
		2,898,426
	Computers & Information—3.0%
53,600	Hewlett-Packard Co.	2,207,784
	Electronics—2.2%
45,100	Intel Corp.	913,275
75,200	LSI Logic Corp.*	676,800
		1,590,075
	Financial Services—15.8%
16,950	Citigroup, Inc.	944,115
46,600	Countrywide Financial Corp.	1,978,170
10,300	Credit Suisse Group, ADR	719,455
39,550	JP Morgan Chase & Co.	1,910,265
11,600	Legg Mason, Inc.†	1,102,580
15,400	Lehman Brothers Holdings, Inc.	1,203,048
23,100	Merrill Lynch & Co.	2,150,610
24,800	UBS AG	1,496,184
		11,504,427
	Heavy Machinery—1.7%
19,900	National-Oilwell Varco, Inc.*	1,217,482
	Industrial Products—1.5%
9,800	Continental AG, SP ADR	1,139,919

Shares		Value (Note 1)
	Insurance—5.3%
29,100	American International Group, Inc.	$2,085,306
32,600	UnitedHealth Group, Inc.	1,751,598
		3,836,904
	Machinery—2.7%
42,400	American Standard Cos., Inc.	1,944,040
	Medical—HMO—1.6%
14,950	WellPoint, Inc.*	1,176,416
	Medical Supplies—7.0%
61,600	Agilent Technologies, Inc.*	2,146,760
54,500	Boston Scientific Corp.*	936,310
37,100	Medtronic, Inc.	1,985,221
		5,068,291
	Metals—4.0%
24,800	Precision Castparts Corp.†	1,941,344
12,900	Teck Cominco, Ltd., Class B	972,015
		2,913,359
	Oil & Gas—5.9%
11,350	ChevronTexaco Corp.	834,566
22,500	Devon Energy Corp.	1,509,300
14,200	EOG Resources, Inc.	886,790
13,000	Transocean, Inc.*	1,051,570
		4,282,226
	Pharmaceuticals—8.2%
37,500	Amgen, Inc.*	2,561,625
38,385	Biogen Idec, Inc.†*	1,888,158
24,600	Genzyme Corp.*	1,514,868
		5,964,651
	Restaurants—1.3%
21,150	McDonald’s Corp.	937,580
	Telephone Systems—6.8%
36,050	Alltel Corp.	2,180,304
28,000	America Movil SA de CV, Class L, ADR	1,266,160
34,200	China Mobile, Ltd., SP ADR	1,478,124
		4,924,588
	Transportation—1.4%
24,750	TNT NV, ADR	1,066,230
	TOTAL COMMON STOCKS
	(Cost $56,664,739)	64,507,579

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund
PORTFOLIO OF INVESTMENTS
December 31, 2006

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—3.5%
$641,500	American Beacon Funds (Money Market)††	5.215%	01/02/2007	$641,499
133,449	Bank of America Corp. (Bank Note)††	5.270%	01/09/2007	133,449
641,500	BGI Institutional Money Market Fund††	5.252%	01/02/2007	641,500
133,449	Calyon (Eurodollar Term)††	5.300%	02/05/2007	133,449
641,500	Merrill Lynch & Company Repurchase Agreement dated December 29, 2006, due January 2, 2007 with a maturity amount of $641,878 collateralized by various government debt obligations with aggregate market value of $660,465††	5.303%	01/02/2007	641,500
374,601	Svenska Handlebanken (Eurodollar Overnight)††	5.250%	01/02/2007	374,601
	TOTAL SHORT-TERM INVESTMENTS—(Cost $2,565,998)			2,565,998
	TOTAL INVESTMENTS AT MARKET VALUE—92.2% (Cost $59,230,737)			67,073,577
	Other Assets in Excess of Liabilities—7.8%			5,668,290
	NET ASSETS—100.0%			$72,741,867

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*                       Non-income producing security

†                      Denotes all or a portion of security on loan (Note 1).

††                 Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2006

At December 31, 2006, industry sector diversification of the Business Opportunity Value Fund’s investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Basic Materials	4.0%
Communications	10.8%
Consumer Cyclical	3.5%
Consumer Non-Cyclical	18.1%
Energy	5.9%
Financial	27.3%
Industrial	13.9%
Technology	5.2%
Short-Term Investments	3.5%
Total	92.2%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Brandes		Frontier Capital	Business
	International	Turner Core	Appreciation	Opportunity
	Equity Fund	Growth Fund	Fund	Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Portfolio of Investments	$ 520,460,145	$ 141,419,316	$ 194,217,526	$ 67,073,577
Cash	22,367,893	795,195	13,973,441	5,389,010
Receivable from:
Securities sold	—	2,235,962	—	—
Capital stock subscriptions	1,137,984	2,084,188	2,003,806	2,933,844
Dividends and interest	788,499	159,187	182,520	57,341
Prepaid expenses	1,819	674	765	281
Total assets	544,756,340	146,694,522	210,378,058	75,454,053
Liabilities:
Payable for:
Securities purchased	2,975,867	1,626,640	467,986	—
Capital stock redemptions	81,194	—	—	—
Investment adviser, net (Note 2)	781,958	147,403	383,869	102,819
Collateral for securities loaned (Note 1)	46,410,211	12,814,609	34,350,466	2,565,998
Accrued expenses and other liabilities	112,871	59,894	53,644	43,369
Total liabilities	50,362,101	14,648,546	35,255,965	2,712,186
Net assets	$ 494,394,239	$ 132,045,976	$ 175,122,093	$ 72,741,867
Net assets consist of:
Paid-in capital	$ 381,180,901	$ 114,783,264	129,407,675	$ 63,622,401
Undistributed net investment income (distributions in excess of net investment income)	(56,139)	8,008	1	3,668
Accumulated net realized gain on investments, foreign currency transactions and net other assets	11,553,455	1,835,768	51,667	1,272,958
Net unrealized appreciation on investments, foreign currency transactions, and net other assets	101,716,022	15,418,936	45,662,750	7,842,840
Net assets	$ 494,394,239	$ 132,045,976	$ 175,122,093	$ 72,741,867
Shares outstanding	24,533,334	7,666,531	7,217,432	5,796,220
Net asset value, offering price and redemption price per share	$ 20.15	$ 17.22	$ 24.26	$ 12.55
* Cost of investments	$ 418,760,284	$ 126,000,380	$ 148,554,776	$ 59,230,737
** Includes securities on loan with market values of	$ 44,015,812	$ 12,427,194	$ 32,918,781	$ 2,482,102

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	Brandes		Frontier Capital	Business
	International	Turner Core	Appreciation	Opportunity
	Equity Fund	Growth Fund	Fund	Value Fund
Investment income:
Interest*	$ 581,294	$ 87,473	$ 571,781	$ 107,750
Dividends**	8,873,549	1,684,747	977,505	763,059
Total investment income	9,454,843	1,772,220	1,549,286	870,809
Expenses:
Investment advisory fee (Note 2)	2,656,004	632,371	1,458,547	385,444
Custody, fund accounting, transfer agent and administration fees	583,737	175,620	162,798	111,423
Professional fees	63,545	38,767	39,608	32,005
Shareholder reporting	30,886	18,731	20,604	13,531
Directors’ fees and expenses	84,616	30,845	35,164	13,102
Other	53,889	23,030	25,655	9,900
Total expenses	3,472,677	919,364	1,742,376	565,405
Less: Expenses reimbursable by the adviser (Note 2)	—	—	—	(29,813)
Net operating expenses	3,472,677	919,364	1,742,376	535,592
Net investment income (loss)	5,982,166	852,856	(193,090)	335,217
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	38,118,079	13,416,128	15,689,018	3,775,977
Foreign currency transactions	(38,057)	(10)	(70)	—
Net realized gain	38,080,022	13,416,118	15,688,948	3,775,977
Net change in unrealized appreciation (depreciation) on:
Investments	52,399,422	(3,991,978)	8,661,801	4,131,468
Foreign currency and net other assets	18,558	—	(16)	—
Net change in unrealized appreciation (depreciation)	52,417,980	(3,991,978)	8,661,785	4,131,468
Net realized and unrealized gain	90,498,002	9,424,140	24,350,733	7,907,445
Net increase in net assets resulting from operations	$ 96,480,168	$ 10,276,996	$ 24,157,643	$ 8,242,662
* Including net securities lending income of:	$ 232,913	$ 17,491	$ 117,844	$ 6,281
** Net of foreign taxes withheld of:	$ 958,180	$ 12,957	$ 4,898	$ 5,163

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Turner Core Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Increase (decrease) in net assets from:
Operations:
Net investment income	$ 5,982,166	$ 4,217,613	$ 852,856	$ 544,950
Net realized gain on investments and foreign currency transactions	38,080,022	23,922,284	13,416,118	13,815,755
Net change in unrealized appreciation (depreciation) on investments and foreign currency and other assets	52,417,980	3,783,872	(3,991,978)	1,790,517
Net increase in net assets resulting from operations	96,480,168	31,923,769	10,276,996	16,151,222
Distributions to shareholders:
From net investment income	(6,140,804)	(4,384,562)	(759,284)	(561,206)
From net realized capital gains	(36,139,795)	(17,559,614)	(4,988,270)	—
Total distributions to shareholders	(42,280,599)	(21,944,176)	(5,747,554)	(561,206)
Fund share transactions (Note 4):
Proceeds from shares sold	120,232,626	97,202,582	30,934,057	44,728,185
Net asset value of shares issued on reinvestment of distributions	42,280,599	21,944,176	5,747,554	561,206
Cost of shares repurchased	(46,260,817)	(79,940,581)	(51,333,719)	(36,281,157)
Net increase (decrease) in net assets resulting from Fund share transactions	116,252,408	39,206,177	(14,652,108)	9,008,234
Total change in net assets	170,451,977	49,185,770	(10,122,666)	24,598,250
Net assets:
Beginning of year	323,942,262	274,756,492	142,168,642	117,570,392
End of year*	$ 494,394,239	$ 323,942,262	$ 132,045,976	$ 142,168,642
* Including undistributed net investment income (distributions in excess of net investment income) of:	$ (56,139)	$ (2,986)	$ 8,008	$ —

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Frontier Capital Appreciation Fund		Business Opportunity Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$ (193,090)	$ (798,429)	$ 335,217	$ 297,513
Net realized gain on investments	15,688,948	18,941,423	3,775,977	5,985,689
Net change in unrealized appreciation (depreciation) on investments and other assets	8,661,785	(610,937)	4,131,468	(1,548,749)
Net increase in net assets resulting from operations	24,157,643	17,532,057	8,242,662	4,734,453
Distributions to shareholders:
From net investment income	—	—	(330,299)	(312,137)
From net realized capital gains	(15,777,892)	(10,965,723)	(5,134,053)	(4,247,058)
Total distributions to shareholders	(15,777,892)	(10,965,723)	(5,464,352)	(4,559,195)
Fund share transactions (Note 4):
Proceeds from shares sold	41,882,346	39,936,384	18,108,790	34,154,574
Net asset value of shares issued on reinvestment of distributions	15,777,892	10,965,723	5,464,352	4,559,195
Cost of shares repurchased	(38,270,270)	(80,207,978)	(6,049,170)	(23,132,949)
Net increase (decrease) in net assets resulting from Fund share transactions	19,389,968	(29,305,871)	17,523,972	15,580,820
Total change in net assets	27,769,719	(22,739,537)	20,302,282	15,756,078
Net assets:
Beginning of year	147,352,374	170,091,911	52,439,585	36,683,507
End of year*	$ 175,122,093	$ 147,352,374	$ 72,741,867	$ 52,439,585
* Including undistributed net investment income (distributions in excess of net investment income) of:	$ 1	$ (17)	$ 3,668	$ —

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Brandes International Equity Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net asset value, beginning of year	$17.52	$17.00	$14.56	$9.97	$12.37
Income from investment operations:
Net investment income	0.26	0.24	0.19	0.12	0.14
Net realized and unrealized gain (loss) on investments	4.32	1.52	3.30	4.60	(2.04)
Total from investment operations	4.58	1.76	3.49	4.72	(1.90)
Less distributions to shareholders:
From net investment income	(0.27)	(0.25)	(0.18)	(0.13)	(0.14)
From net realized capital gains	(1.68)	(0.99)	(0.87)	—	(0.36)
Total distributions	(1.95)	(1.24)	(1.05)	(0.13)	(0.50)
Net asset value, end of year	$20.15	$17.52	$17.00	$14.56	$9.97
Total Return	26.78%	10.55%	24.00%	47.43%	(15.30)%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$494,394	$323,942	$274,756	$186,238	$121,293
Net expenses to average daily net assets	0.88%	0.92%	0.92%	0.97%	0.97%
Net investment income to average daily net assets	1.52%	1.42%	1.40%	1.15%	1.34%
Portfolio turnover rate	22%	27%	27%	26%	23%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	N/A	N/A
Net investment income	N/A	N/A	N/A	N/A	N/A

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Turner Core Growth Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net asset value, beginning of year	$16.60	$14.63	$13.19	$9.82	$13.40
Income from investment operations:
Net investment income	0.12 *	0.06	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.30	1.98	1.44	3.37	(3.58)
Total from investment operations	1.42	2.04	1.48	3.40	(3.55)
Less distributions to shareholders:
From net investment income	(0.11)	(0.07)	(0.04)	(0.03)	(0.03)
From net realized capital gains	(0.69)	—	—	—	—
Total distributions	(0.80)	(0.07)	(0.04)	(0.03)	(0.03)
Net asset value, end of year	$17.22	$16.60	$14.63	$13.19	$9.82
Total Return	8.52%	13.92%	11.19%	34.58%	(26.52)%
Ratios/Supplemental Data:
Net assets, end of year (000’s)	$132,046	$142,169	$117,570	$96,241	$66,980
Net expenses to average daily net assets	0.65%	0.68%	0.66%	0.70%	0.70%
Net investment income to average daily net assets	0.61%	0.45%	0.28%	0.25%	0.29%
Portfolio turnover rate	138%	149%	158%	168%	279%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	0.72%	0.75%
Net investment income	N/A	N/A	N/A	0.23%	0.24%

*                     Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Frontier Capital Appreciation Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net asset value, beginning of period	$22.95	$21.56	$19.72	$12.65	$16.93
Income from investment operations:
Net investment loss	(0.03)*	(0.12)	(0.09)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	3.77	3.39	1.93	7.16	(4.18)
Total from investment operations	3.74	3.27	1.84	7.07	(4.28)
Less distributions to shareholders:
In excess of net realized capital gains	(2.43)	(1.88)	—	—	—
Total distributions	(2.43)	(1.88)	—	—	—
Net asset value, end of period	$24.26	$22.95	$21.56	$19.72	$12.65
Total Return	16.30%	15.13%	9.33%	55.89%	(25.28)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$175,122	$147,352	$170,092	$136,225	$72,688
Net expenses to average daily net assets	1.08%	1.11%	1.09%	1.11%	1.13%
Net investment loss to average daily net assets	(0.12)%	(0.55)%	(0.49)%	(0.63)%	(0.70)%
Portfolio turnover rate	30%	29%	44%	39%	33%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	N/A	N/A
Net investment income	N/A	N/A	N/A	N/A	N/A

*                     Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Business Opportunity Value Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2002(a)
Net asset value, beginning of period	$12.06	$12.23	$10.09	$7.83	$10.00
Income from investment operations:
Net investment income	0.06	0.08	0.06	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.51	0.87	2.22	2.26	(2.17)
Total from investment operations	1.57	0.95	2.28	2.32	(2.12)
Less distributions to shareholders:
From net investment income	(0.06)	(0.08)	(0.06)	(0.06)	(0.05)
From net realized capital gains	(1.02)	(1.04)	(0.08)	—	—
Total distributions	(1.08)	(1.12)	(0.14)	(0.06)	(0.05)
Net asset value, end of period	$12.55	$12.06	$12.23	$10.09	$7.83
Total Return	13.89%	7.81%	22.60%	29.65%	(21.20	)%*
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$72,742	$52,440	$36,684	$19,182	$10,779
Net expenses to average daily net assets	0.89%	0.90%	0.90%	0.90%	0.90	%**
Net investment income to average daily net assets	0.56%	0.57%	0.78%	0.81%	0.71	%**
Portfolio turnover rate	96%	111%	85%	67%	75	%*
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income (loss) to average net assets would have been:
Expenses	0.94%	1.01%	1.27%	1.53%	1.90	%**
Net investment income (loss)	0.51%	0.68%	0.41%	0.18%	(0.29	)%**

(a)              Fund commenced operations on February 1, 2002

*                     Not annualized.

**               Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the “Company”) was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2006, the Company consisted of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (each singularly a “Fund” or collectively the “Funds”), each of which is, in effect, a separate mutual fund.

The Company offers its shares to separate accounts as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Holdings Incorporated (“M Financial Group”) issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. At December 31, 2006, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING - Security Life of Denver, Lincoln National Life, and New York Life and Annuity Corp.

Brandes International Equity Fund’s investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks of mainly U.S. companies that show strong earnings potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500 Index. Business Opportunity Value Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1.   Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked price. Equity securities and other similar Investments traded on the National Association of Securities Dealers

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. If no sale occurs, equities traded on NASDAQ are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on a foreign exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. Equities traded on a foreign exchange for which no sale occurs are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and last asked price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the Pricing Committee’s opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors, including, without limitation: fundamental analytical data relating to the investment in the Portfolio Security; financial statements of issuer; cost at date of purchase; size of holding; special reports prepared by analysts; information as to any transactions or offers with respect to the Portfolio Security or asset; existence of merger or proposals or tender offers affecting the Portfolio Security; and price and extent of public trading in similar securities of the issuer or compatible companies and other relevant matters.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the sub-custodian takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. M Financial Investment Advisors, Inc., (“the Adviser to the Company”), acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Foreign Currency

The Funds may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

Forward Foreign Currency Contracts

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 2006, Brandes International Equity Fund had no open forward foreign currency contracts. Turner Core Growth Fund, Frontier Capital Appreciation Fund and the Business Opportunity Value Fund can not invest in these types of transactions.

Futures Contracts

Brandes International Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk. However, the use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The loss from investing in futures that are unhedged or uncovered is potentially unlimited. The Fund enters into futures contracts only on exchanges

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker’s margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” the contract on a daily basis to reflect the value of the contract’s settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

During the year ended December 31, 2006, Brandes International Equity Fund engaged in no futures trading activity. Turner Core Growth Fund, Frontier Capital Appreciation Fund and the Business Opportunity Value Fund can not invest in these types of transactions.

Options Contracts

Brandes International Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The loss can be greater than the premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

During the year ended December 31, 2006, Brandes International Equity Fund did not trade options contracts. Turner Core Growth Fund, Frontier Capital Appreciation Fund and the Business Opportunity Value Fund can not invest in these types of transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned between Funds by the Company.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds may lend their securities to certain qualified brokers. Investors Bank and Trust Company acts as the stock lending agent for the Funds. The loans are collateralized at all times with cash or securities with a value at least equal to the value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receive compensation in the form of fees, or retain a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continue to receive interest or dividends on the securities loaned.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

1.   Significant Accounting Policies (Continued)

The Funds have a securities lending program whereby each Fund can loan securities with a value up to 33 1/3 of its total assets. The Funds receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Funds statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and the securities lending agent, is the Funds Securities Lending income. To the extent that a loan is secured by non-cash collateral, brokers pay the Funds negotiated lenders’ fees, which are divided between the Funds and the Lending Agent and is recorded as securities lending income for the Funds. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

At December 31, 2006, the value of the securities on loan and the value of the related collateral were as follows:

	Market Value of Loaned Securities	Collateral Value
Brandes International Equity Fund	$44,015,812	$46,410,211
Turner Core Growth Fund	12,427,194	12,814,609
Frontier Capital Appreciation Fund	32,918,781	34,350,466
Business Opportunity Value Fund	2,482,102	2,565,998

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund elected to defer to its fiscal year ending December 31, 2006, $48,867 of currency losses recognized during the period November 1, 2006 to December 31, 2006. The Brandes International Equity Fund elected to defer to its fiscal year ending December 31, 2007 $48,867 of currency losses recognized during the period November 1, 2006 to December 31, 2006. During the year ended December 31, 2006, the Turner Core Growth Fund utilized capital loss carryforwards of $6,643,651.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

2.   Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. The Advisory Agreement provides for the Funds to pay the Adviser a fee at an annual rate of the value of each Fund’s average daily net assets as follows:

Fund	Total Advisory Fees
Brandes International Equity Fund	1.10% of the first $10 million
0.95% of the next $10 million
0.75% of the next $30 million
0.65% on amounts above $50 million
Turner Core Growth Fund	0.45%
Frontier Capital Appreciation Fund	0.90%
Business Opportunity Value Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% of the next $100 million
0.50% on amounts above $200 million

For the period from May 1, 2006 to April 30, 2007, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized daily average net assets.

Prior to May 1, 2006, the Adviser had contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized daily average net assets.

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day-to-day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, respectively.

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

2.   Advisory Fee and Other Transactions with Affiliates (Continued)

The Adviser has retained the services of sub-advisers to provide the day-to-day portfolio management for the Funds. As compensation for their services, each sub-adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
Brandes International Equity Fund	0.95% on the first $10 million
0.80% on the next $10 million
0.60% on the next $30 million
0.50% on the amounts above $50 million
Turner Core Growth Fund	0.30%
Frontier Capital Appreciation Fund	0.75%
Business Opportunity Value Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the next $100 million
0.35% on the amounts above $200 million

M Holdings Securities, Inc. acts as distributor (the “Distributor”) for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair received an additional $10,000 annually.

3.   Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
Brandes International Equity Fund	$151,472,039	$84,752,151
Turner Core Growth Fund	192,513,328	214,097,939
Frontier Capital Appreciation Fund	44,249,596	45,290,662
Business Opportunity Value Fund	61,378,163	54,713,586

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

4.   Common Stock

The Funds are authorized to issue and have classified 400,000,000 shares of common stock with a $0.001 par value. At December 31, 2006, authorized shares were allocated to each Fund as follows:

Portfolio	Authorized Shares
Brandes International Equity Fund	100,000,000
Turner Core Growth Fund	100,000,000
Frontier Capital Appreciation Fund	100,000,000
Business Opportunity Value Fund	100,000,000

Changes in the capital shares outstanding were as follows:

	Brandes International		Turner Core
	Equity Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Shares sold	6,294,105	5,787,569	1,804,393	2,927,331
Shares repurchased	(2,414,176)	(4,725,762)	(3,033,895)	(2,433,319)
Distributions reinvested	2,164,515	1,268,408	331,271	33,509
Net increase	6,044,444	2,330,215	(898,231)	527,521
Fund Shares:
Beginning of year	18,488,890	16,158,675	8,564,762	8,037,241
End of year	24,533,334	18,488,890	7,666,531	8,564,762

	Frontier Capital		Business Opportunity
	Appreciation Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Shares sold	1,677,599	1,816,999	1,480,177	2,801,793
Shares repurchased	(1,528,949)	(3,760,307)	(497,100)	(1,828,875)
Distributions reinvested	647,086	474,706	464,956	376,238
Net increase	795,736	(1,468,602)	1,448,033	1,349,156
Fund Shares:
Beginning of year	6,421,696	7,890,298	4,348,187	2,999,031
End of year	7,217,432	6,421,696	5,796,220	4,348,187

5.   Financial Instruments

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments

M Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)

5.   Financial Instruments (Continued)

the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

6.   Investments in Foreign Markets

At December 31, 2006, a portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, limited and less reliable investor information for certain local tax law considerations, limited regulations of security market, and higher rates of inflation than securities of companies based in the United States.

7.   Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2006, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING Security Life of Denver, Lincoln National Life Insurance Co. and New York Life and Annuity Corp., through their separate accounts, and the separate accounts of insurance company subsidiaries, as well as M Financial Holdings Incorporated and M Life Insurance Co. through direct ownership of seed money and general investment shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

At December 31, 2006 the ownership of each Fund was as follows:

	Percentage of Ownership
			John Hancock
	M Financial	M Life	Variable Life	Pacific Life
	Holdings Inc.	Insurance Co.	Insurance Co.	Insurance Co.
Brandes International Equity Fund	—	1.4	38.5	47.9
Turner Core Growth Fund	4.0	3.7	46.2	42.8
Frontier Capital Appreciation Fund	—	2.4	48.9	46.3
Business Opportunity Value Fund	5.1	5.3	34.4	51.6

	Percentage of Ownership
	ING-Security	Pruco Life	Lincoln	New York
	Life of	Insurance Co.	National Life	Life and
	Denver	Of Arizona	Insurance Co.	Annuity Corp.
Brandes International Equity Fund	—	10.8	1.0	0.4
Turner Core Growth Fund	—	1.4	1.3	0.6
Frontier Capital Appreciation Fund	—	0.8	1.3	0.3
Business Opportunity Value Fund	—	0.9	1.4	1.3

8.   Tax information

At December 31, 2006, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
Brandes International Equity Fund	$419,393,517	$106,859,064	$(5,792,436)	$101,066,628
Turner Core Growth Fund	126,266,893	16,475,015	(1,322,594)	15,152,421
Frontier Capital Appreciation Fund	149,473,405	49,556,078	(4,811,957)	44,744,121
Business Opportunity Value Fund	59,546,812	7,857,509	(330,744)	7,526,765

The tax character of distributions paid during 2006 and 2005 were as follows:

	Year ended December 31, 2006 Amount	Year ended December 31, 2005 Amount
Brandes International Equity Fund
Distributions paid from:
Ordinary Income	$11,690,359	$7,622,182
Long-Term Capital Gain	30,590,240	14,321,994
Total Distributions	42,280,599	21,944,176
Turner Core Growth Fund
Distributions paid from:
Ordinary Income	$759,284	$561,206
Long-Term Capital Gain	4,988,270	—
Total Distributions	5,747,554	561,206
Frontier Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-Term Capital Gain	$15,777,892	$10,965,723
Total Distributions	15,777,892	10,965,723
Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$2,547,008	$728,983
Long-Term Capital Gain	$2,917,344	$3,830,212
Total Distributions	$5,464,352	$4,559,195

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ Depreciation	Other Capital Losses	Total Distributable Earnings
Brandes International Equity Fund	$1,704,015	$10,482,673	$101,066,628	$(56,140)	$113,197,176
Turner Core Growth Fund	$1,113,596	$996,693	$15,152,421	$—	$17,262,710
Frontier Capital Appreciation Fund	$0	$970,296	$44,744,121	$—	$45,714,417
Business Opportunity Value Fund	$879,091	$713,686	$7,526,765	$—	$9,119,542

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature; such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During year ended December 31, 2006, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains, losses, litigation, net operating loss, investments in passive foreign investment companies, and investments in investment partnerships.

Permanent differences incurred during the year ended December 31, 2006, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
Brandes International Equity Fund	105,485	(105,485)	—
Turner Core Growth Fund	(85,564)	85,564	—
Frontier Capital Appreciation Fund	193,108	47,183	(240,291)
Business Opportunity Value Fund	(1,250)	1,250	—

9.   Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a Fund’s financial statement in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact, if any, of applying the various provisions of FIN 48 on the Funds’ financial statements. The application of FIN 48 has been deferred until June 30, 2007.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007 and will be disclosed accordingly in the future financial reports.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of M Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (constituting M Fund, Inc., hereafter referred to as the “Funds”), at December 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2007

Supplemental Information (Unaudited)

Director’s and Officer’s Tables

Interested Director*:

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Peter W. Mullin(1) Mullin Consulting, Inc. 2029 Century Park East, 37th Floor Los Angeles, CA 90067 (Born: 1/14/41)	Director	Indefinite Eleven Years	Chairman, Mullin Consulting, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.

*                    Interested person as defined by the 1940 Act.

(1)          Mr. Mullin is deemed to be interested because he owns 27.6% of M Financial Group, which controls the Adviser.

Independent Directors:

Name, Address and Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gerald Bidwell 720 SW Washington, Suite 628 Portland, OR 97204 (Born: 6/6/42)	Director	Indefinite Eleven Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Neil E. Goldschmidt 1150 SW King Ave. Portland, OR 97205 (Born: 6/16/40)	Director	Indefinite Eleven Years	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Philip W. Halpern 375 East 57th St. Chicago, IL 60637 (Born: 7/19/54)	Director and Chairman of the Board	Indefinite Eleven Years	Vice President and Chief Investment Officer, The University of Chicago, from July 21, 1998 to 2004.	4	Boston Advisors LLC; Dow Jones Hedge Fund Index; LCAM; Lou Holland Growth Fund; NBIS; RREEF America REIT II, Inc.; SunTx Capital; Tellus, LP

Supplemental Information (Unaudited) (Continued)

Independent Directors: (Continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
W. Dana Northcut*** 2518 Thayer Street Evanston, IL 60201 (Born: 3/1/56)	Director and Audit Committee Chairman (until 12/31/06)	Indefinite Three Years	Principal, Chicago Partners; Adjunct Associate Professor of Accounting, Graduate School of Business, University of Chicago .	4	N/A
Allan S. Bufferd One Broadway, 12th Floor Cambridge, MA 02142 (Born: 8/10/37)	Director and Audit Committee Chairman (beginning January 1, 2007)	Indefinite Five Months	Treasurer of M.I.T	4

Adveq Management AG; Beth Israel Deaconess Medical Center; Boston Adivsors, LLC; Controlled Risk Insurance Company/Risk Management Foundation (CRICO/RMF); The Coop; Explorations; Makena Capital Management, LLC; Massbank; Ram Re; Robert Wood Johnson Foundation.

There is no family relationship between any of the directors listed above.

**             Each director serves for an indefinite term in accordance with the current by-laws of the Company until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of the Company.

***      Effective 1/1/2007, Mr. Northcut has resigned due to health issues.

Supplemental Information (Unaudited) (Continued)

Principal Officers who are not Directors*:

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Director-ships Held by Director
Gerald J. Graves(1) M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 12/21/61)	President	One Year 10 Months	President of M Financial Investment Advisers, Inc. and M Financial Asset Management Inc. and M Financial Wealth Partners, Inc.; Senior Vice President and Chief Operating Office of Schwab Institutional; Managing Partner of Leap Partners, LLC	4	N/A
David W. Schutt(2) M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/4/55)	Secretary and Treasurer (until February 5, 2007)	One year Nine years	Secretary of M Life and Director of Finance for M Financial Group	4	N/A
David Lees M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer (beginning February 5, 2007)	One year
Shannon Hartwell(3) M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One year Five Months	Corporate attorney at Perkins Coie, LLP	4	N/A

*                    Interested person as defined by the 1940 Act.

(1)          Mr. Graves is deemed to be interested because he serves as a director of M Financial Securities Marketing, Inc.; and is President of the Adviser and M Financial Asset Management Inc., and M Financial Wealth Partners, Inc.

(2)          Mr. Schutt is deemed to be interested because he serves as Secretary and Treasurer of the Adviser and Secretary of M Holding Securities, Inc.

(3)          Ms. Hartwell is deemed to be interested because she serves as Chief Compliance Officer of the Adviser.

The Statement of Additional Information includes additional information about the Company’s directors and officers is available, without charge, upon request, by calling 1-888-736-2878.

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Security and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company’s Form N-Q will be available on the Company’s website at www.mfin.com and on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Supplemental Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the Company’s proxy voting policies and procedures and the Company’s proxy voting record for the most recent twelve-month period ending June 30, 2006 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on the SEC’s website at http://www.sec.gov.

Tax Disclosures

The following percentages represent the portion, of dividend income received by the funds through December 31, 2006, that qualifies for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Brandes International Equity Fund	40.6%
Turner Core Growth Fund	100.0%
Business Opportunity Value Fund	25.8%

For corporate shareholders, a portion of the ordinary dividends paid during the Fund’s year ended December 31, 2006 qualified for the dividends received deduction as follows:

Fund	Dividend Received Deduction
Turner Core Growth Fund	100.0%
Business Opportunity Value Fund	24.7%

Brandes International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 2006:

•       the total amount of tax paid to foreign countries was $897,348

•       the total amount of income sourced from foreign countries was $6,941,218

M Fund, Inc.
HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

M Fund, Inc.
HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges, as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2006 to December 31, 2006)
Brandes International Equity Fund
Actual	$1,000.00	$1,151.20	0.88%	$4.77
Hypothetical (5% return before expenses)	1,000.00	1,020.57	0.88%	4.48
Turner Core Growth Fund
Actual	1,000.00	1,069.10	0.65%	$3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.80	0.65%	3.36
Frontier Capital Appreciation Fund
Actual	1,000.00	1,071.90	1.08%	$5.59
Hypothetical (5% return before expenses)	1,000.00	1,019.60	1.08%	5.45
Business Opportunity Value Fund
Actual	1,000.00	1,137.20	0.89%	$4.79
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89%	4.53

*                    Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2006, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer.  For the year ended December 31, 2006, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics.  A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  During the period covered by this report, the audit committee financial expert serving on the Registrant’s audit committee was W. Dana Northcut, who was “independent”, as such term is defined in Item 3 of Form N-CSR.  Mr. Northcut served as Chairman of the Registrant’s audit committee during that period.  Effective January 1, 2007, Mr. Northcut resigned and Allan Bufferd was appointed as the Audit Committee Financial Expert and Chairman of the Registrant’s Audit Committee.  Mr. Bufferd is “independent”, as such term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                  AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, PricewaterhouseCoopers LLP for the audit of the Registrant’s annual financial statements for the fiscal years ending December 31, 2006 and December 31, 2005 were $89,250 and $85,000, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for the fiscal years ending December 31, 2006 and December 31, 2005.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2006 and 2005 were $22,850 and $23,252, respectively.  Such services included the preparation of the year-end tax provision and excise tax work.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for the fiscal years ending December 31, 2006 and December 31, 2005.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 100%

(d) Not applicable.

(f)                                    Not applicable.

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(g)                                 The aggregate fees billed by the Registrant’s accountant, Pricewaterhouse Coopers LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ending December 31, 2006 and December 31, 2005, respectively, were $112,720 and $116,966. (1)

(1) Aggregate amounts include estimated amounts for the non-audit fees of M Securities, Inc. (the Registrant’s principal underwriter) and M Financial Investment Advisers, Inc. (the Registrant’s investment adviser).

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached.

(a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

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(a)(3)  Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the 1934 Act (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By: /s/ Gerald J. Graves
Gerald J. Graves
President/Principal Executive Officer

Date: 10/1/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Gerald J. Graves
Gerald J. Graves
President/Principal Executive Officer

Date: 10/1/2007

By: /s/ David Lees
David Lees
Secretary/Treasurer

Date: 10/1/2007

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